UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(AMENDMENT NO.)

Filed by the Registrant        ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12

ITEX CORPORATION
(Name of Registrant as Specified In Its Charter)
DAVID POLONITZA WAYNE P. JONES RICHARD POLONITZA GRETA POLONITZA KIRK ANDERSON
(Name Of Person(S) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

David Polonitza (the “Mr. Polonitza”), together with the other Participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2011 annual meeting of stockholders (the “Annual Meeting”) of ITEX Corporation.  The Committee has not yet filed a proxy statement with the SEC with regard to the Annual Meeting.

Item 1:  the following material were posted to http://www.enhanceitex.com

* * * *

Important Notice

This website may contain forward-looking statements.  These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions relating to the business or stockholders of ITEX Corporation (the “Company”).
These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the director nominees (the “Nominees”) nominated by David Polonitza to the Company’s board of directors at the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”),
the ability of the Nominees to improve the corporate governance and performance of the Company and risk factors associated with the business of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Accordingly, you should not rely upon forward-
looking statements as a prediction of actual results.

David Polonitza, together with the other Participants (as defined below), intends to make a preliminary filing with the
Securities and Exchange Commission (“SEC”) of a proxy statement and accompanying proxy card to be used to solicit proxies for the election of its slate of director nominees at the 2011 annual meeting of stockholders of ITEX Corporation
(the “Company”).

THE PARTICIPANTS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT WHEN
IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY STATEMENT WILL BE AVAILABLE
AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE
SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR
COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, INVESTORCOM, INC. AT ITS TOLL-FREE
NUMBER (877) 972-0090 OR VIA EMAIL AT ENHANCEITEX@INVESTOR-COM.COM.

The Participants in the proxy solicitation are anticipated to be David Polonitza, Wayne Jones, Richard Polonitza, Greta
Polonitza, and Kirk Anderson (collectively, the "Participants").

Information regarding the Participants and their affiliates, including their direct or indirect interests in the Company, by security holdings or otherwise, is contained in the Schedule 13D filed by David Polonitza on September 12, 2011, as amended or may be amended from time to time (the "Schedule 13D").  The Schedule 13D is currently available at no charge on the SEC's website at http://www.sec.gov.  As of the date hereof, the Participants and their affiliates collectively own an aggregate of 208,687 shares of Common Stock of the Company, consisting of the following:  (1) 128,640 shares held directly by David Polonitza, (2) 71,645 shares held directly by Kirk Anderson, (3) 8,402 shares held directly by Richard and Greta Polonitza. Each of the participants disclaims beneficial ownership of such shares except to the extent of his/its pecuniary interest therein.

This communication is not a solicitation of a proxy, which may be done only pursuant to a definitive proxy statement.

Nominees

WAYNE P. JONES has been a Professor of Business at the University of Louisville,
College of Business & Public Administration, Louisville, Kentucky, since 1998.  Mr.
Jones is past CEO of Pizza Hut Franchise Association, President of KFC Canada,
Senior VP of Operations for Arby’s Restaurants, and Vice President Marketing &
Development for Tumbleweed Restaurants, Inc.  He also held executive and marketing positions at the H.J. Heinz and General Mills companies.  Mr. Jones is CEO and Managing Director of The University Group, LTD, a management consultancy, and consults with a wide range of clients.  He is an active lecturer in Corporate
Strategy, New Venture Creation, New Product Development, Franchising and
Marketing Strategy.  He is also a Certified Expert Witness in franchising who serves as an Expert Witness in Marketing and Franchising cases.  Mr. Jones holds a Ph.D.
from Marquette University and an MBA from the University of Louisville. He brings significant business and franchise experience and he will work to address ITEX’s franchise operations and governance issues.

DAVID POLONITZA has been the Chief Operating Officer of AB Value Management
LLC, an investment management firm, since 2011.  From 2002 to 2010, Mr. Polonitza served in the United States Army, attaining the rank of Captain. Mr. Polonitza has a
Bachelor of Science degree in Economics from the U.S. Military Academy at West
Point and an MBA from the University of Louisville. He brings significant organizational and strategic experience and he will work to address ITEX’s governance issues.

Press Release Source: David Polonitza on Monday September 12, 2011, 6:00 pm EST

WESTFIELD, N.J., Sept 13 /PRNewswire/ -- David Polonitza, together  with  certain  affiliates, announced today that he has notified ITEX Corporation (OTC Bulletin Board: ITEX.ob  - News) of its intention to nominate two highly qualified individuals for election to the Board of Directors at the Company's 2011 Annual Meeting of Shareholders.

The two independent director nominees are Wayne P. Jones and David Polonitza.  The relevant portions of their biographies are set forth below.

Wayne P. Jones

Mr. Jones has been involved in franchising and business operations for over 30 years.   Mr. Jones is past CEO of Pizza Hut Franchise Association, President of KFC Canada, Senior VP of Operations for Arby’s Restaurants, and Vice President Marketing & Development for Tumbleweed Restaurants, Inc.  He also held executive and marketing positions at the H.J Heinz and General Mills companies. Mr. Jones has been a Professor of Business at the University of Louisville, College of Business & Public Administration, Louisville, Kentucky, since 1998.  Mr. Jones is CEO and Managing Director of The University Group, LTD, a management consultancy, and consults with a wide range of clients. He is an active lecturer in Corporate Strategy, New Venture Creation, New Product Development, Franchising and Marketing Strategy.  He is also a Certified Expert Witness in franchising who serves as an Expert Witness in Marketing and Franchising cases.  Mr. Jones holds a Ph.D. from Marquette University, and an MBA from the University of Louisville.

David Polonitza

Mr. Polonitza has been the Chief Operating Officer of AB Value Management LLC, an investment management firm, since 2011.  From 2002 to 2010, Mr. Polonitza served in the United States Army, attaining the rank of Captain. Mr. Polonitza has a Bachelor of Science degree in Economics from the U.S. Military Academy at West Point and an MBA from the University of Louisville.

David Polonitza commented:

"Instead of addressing the issues raised during the 2010 Annual Meeting, and despite over 35% of shareholders voting against ITEX’s current set of Directors, the Board of Directors proceeded to engage in a series of transactions in what we believe was an attempt to entrench themselves. None of these actions, including issuing 400,000 shares to certain Directors and Employees, were executed with shareholder approval. We are seeking to replace ITEX’s two non-executive Directors, Eric T. Best (Chief Executive of Mercent Corporation) and John A. Wade (Director of Finance of Mercent Corporation), who compose ITEX’s compensation committee and approved these corporate actions.”

Additionally, on September 8, 2011, Mr. Polonitza filed a lawsuit, derivatively on behalf of ITEX, against the existing directors of ITEX (Polonitza v. White (ITEX)). The lawsuit is pending in the Superior Court of Washington King County.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

David Polonitza, together with the other Participants (as defined below), intends to make a preliminary filing with the Securities and Exchange Commission ("SEC") of a proxy statement and accompanying proxy card to be used to solicit proxies for the election of its slate of director nominees at the 2011 annual meeting of stockholders of ITEX Corporation (the "Company").

THE PARTICIPANTS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, INVESTORCOM, INC. AT ITS TOLL-FREE NUMBER (877) 972-0090 OR VIA EMAIL AT ENHANCEITEX@INVESTOR-COM.COM.

The Participants in the proxy solicitation are anticipated to be David Polonitza, Wayne Jones, Richard Polonitza, Greta Polonitza, and Kirk Anderson (collectively, the "Participants").

Information regarding the Participants and their affiliates, including their direct or indirect interests in the Company, by security holdings or otherwise, is contained in the Schedule 13D filed by David Polonitza on September 12, 2011, as amended or may be amended from time to time (the "Schedule 13D").  The Schedule 13D is currently available at no charge on the SEC's website at http://www.sec.gov.  As of the date hereof, the Participants and their affiliates collectively own an aggregate of 208,687 shares of Common Stock of the Company, consisting of the following:  (1) 128,640 shares held directly by David Polonitza, (2) 71,645 shares held directly by Kirk Anderson, (3) 8,402 shares held directly by Richard and Greta Polonitza. Each of the participants disclaims beneficial ownership of such shares except to the extent of his/its pecuniary interest therein.

DISCLAIMER

Certain factual, financial, and statistical data and other information contained herein was obtained by David Polonitza (“Mr. Polonitza”) from the SEC filings of ITEX Corporation--sources that it deems to be reliable. However, Mr. Polonitza has not independently verified any of such data or other information, or the reasonableness of the assumptions upon which such data and other information was based, and there can be no assurance as to the accuracy of such data and other information. Mr. Polonitza recognizes that there may be confidential or otherwise non-public information discussed in this letter that could lead ITEX Corporation or others to disagree with the conclusions reached by Mr. Polonitza.

The analyses provided may include certain statements, assumptions, estimates and projections prepared with respect to, among other things, the historical and anticipated operating performance of the ITEX Corporation. Such statements, assumptions, estimates, and projections reflect various assumptions by Mr. Polonitza concerning anticipated results that are inherently subject to significant economic, competitive, and other uncertainties and contingencies and have been included solely for illustrative purposes. No representations, express or implied, are made as to the accuracy or completeness of such statements, assumptions, estimates or projections or with respect to any other materials herein. Actual results may vary materially from the estimates and projected results contained herein. Mr. Polonitza disclaims any obligation to update this letter.

Some of the Participants own common stock of the ITEX Corporation. The Participants may, in future, change their stock holding positions in the ITEX Corporation, collectively or individually, and may possibly increase, decrease, dispose of, or change the form of their investment for any or no reason.

This letter should not be considered a recommendation to buy, sell, or hold any investment. In addition, this letter is neither an offer to purchase nor a solicitation of an offer to sell any securities of the ITEX Corporation.

Contact:

John Grau

InvestorCom, Inc.

(203) 972-9300

Or

David Polonitza

(502) 460-3141

polonitza@enhanceitex.com

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 Information regarding the Participants and their affiliates, including their direct or indirect interests in the Company, by security holdings or otherwise, is contained in the Schedule 13D filed by David Polonitza on September 12, 2011, as amended or may be amended from time to time (the "Schedule 13D").  The Schedule 13D is currently available at no charge on the SEC's website at http://www.sec.gov.  As of the date hereof, the Participants and their affiliates collectively own an aggregate of 208,687 shares of Common Stock of the Company, consisting of the following:  (1) 128,640 shares held directly by David Polonitza, (2) 71,645 shares held directly by Kirk Anderson, (3) 8,402 shares held directly by Richard and Greta Polonitza. Each of the participants disclaims beneficial ownership of such shares except to the extent of his/its pecuniary interest therein.